UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2017

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Eagle Materials Inc. (the “Company”, which may be referred to as “we”, “our” or “us”) is filing this Form 8-K/A (Amendment No. 1) in order to file the historical financial statements and pro forma financial information required by paragraphs (a) and (b) of Item 9.01. Financial Statements and Exhibits on Form 8-K, which were omitted as permitted in paragraphs (a)(4) and (b)(2) of such Item from its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on February 10, 2017 (the “Original 8-K”) in connection with the Acquisition of certain assets of CEMEX Construction Materials Atlantic LLC used in connection with the CEMEX Ohio Business.  The financial statements and information filed with this amendment consist of the historical financial statements of the CEMEX Ohio Business specified in Rule 3-05(b) of Regulation S-X and the pro forma financial information required in connection with the Acquisition pursuant to Article 11 of Regulation S-X.  Capitalized terms used in this report without definition have the respective meanings given to them in the Original 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The CEMEX Ohio Business audited combined financial statements and the accompanying notes to the combined financial statements as of and for the year ended December 31, 2015 are filed herewith as Exhibit 99.1

The CEMEX Ohio Business unaudited combined financial statements and the accompanying notes to the combined financial statements as of September 30, 2016 and for the nine-month periods ended September 30, 2016 and 2015 are filed herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information and the notes related thereto of the Company as of September 30, 2016, for the six-month period ended September 30, 2016 and for the fiscal year ended March 31, 2016 are filed herewith as Exhibit 99.3.

(d)	Exhibits

Number	Description

23.1	Consent of Independent Auditors

99.1	The CEMEX Ohio Business audited combined financial statements and the accompanying notes to the combined financial statements as of and for the year ended December 31, 2015.

99.2

The CEMEX Ohio Business unaudited combined financial statements and the accompanying notes to the combined financial statements as of September 30, 2016 and for the nine month periods ended September 30, 2016 and 2015.

99.3

Unaudited condensed combined pro forma financial information and the notes related thereto of Eagle Materials Inc. as of September 30, 2016, for the six months ended September 30, 2016 and for the fiscal year ended March 31, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ D. Craig Kesler
D. Craig Kesler Executive Vice President – Finance and Administration and Chief Financial Officer

Date: March 24, 2017